Exhibit 10.11
AMENDMENT TO EQUITY PURCHASE AGREEMENT
This Amendment (this “Amendment”), dated as of June 18, 2020, to that certain Equity Purchase Agreement (“Purchase Agreement”), between Sphere 3D Corp. (the “Company”) and Oasis Capital, LLC (the “Investor”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
RECITALS:
A.Whereas, the Purchase Agreement contemplated the Company selling the Investor up to $11,000,000 of Company Common Stock pursuant to the terms set forth therein;
B.    Whereas, as consideration for Investor’s commitment to purchase such securities pursuant to the terms of the Purchase Agreement, the Company agreed to issue certain Commitment Shares to the Investor;
C.    Whereas, the Company and Investor now desire to amend the Purchase Agreement to eliminate the issuance of Commitment Shares.
D.    Whereas, the Purchase Agreement may be amended in a written instrument signed by the Company and the Investor; and
AGREEMENTS
NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:
1.    All references in the Purchase Agreement to “Commitment Shares” shall hereby be deleted.
2.    Section 6.5 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“[Reserved.]”
3.    Except as modified herein, the Purchase Agreement shall remain in full force and effect.
4.    This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile shall constitute an original.
5.    This Amendment shall be governed pursuant to Section 10.1 of the Agreement.
[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO EQUITY PURCHASE AGREEMENT]
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

COMPANY:
Sphere 3D Corp.
By:	/s/ Peter Tassiopoulos
Name: Title:	Peter Tassiopoulos CEO

INVESTOR:
Oasis Capital, LLC
By:	/s/ Adam Long
Name: Title:	Adam Long Managing Partner